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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2004


                        THE MERIDIAN RESOURCE CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)


           TEXAS                            1-10671                     76-0319553
(State or Other Jurisdiction          (Commission File No.)           (I.R.S. Employer
      of Incorporation)                                              Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  281-597-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On July 21, 2004, The Meridian Resource Corporation ("Meridian") announced that it intends to offer 12 million shares of its common stock under Meridian's shelf registration statement. A copy of the press release announcing the offering is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------
   99.1            Press release of the Company dated July 21, 2004
                   regarding offering.

   99.2 Press release of the Company dated July 21, 2004 regarding second quarter 2004.

ITEM 9. REGULATION FD DISCLOSURE

         On July 21, 2004, Meridian provided preliminary operating and financial guidance for the second quarter of 2004 in connection with the offering referred to in Item 5 above. A copy of the press release providing the guidance is filed as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE MERIDIAN RESOURCE CORPORATION
                                        (Registrant)


                                        /s/ LLOYD V. DELANO
                                        ----------------------------------------
                                        Lloyd V. DeLano
                                        Senior Vice President and
                                        Chief Accounting Officer


Date:  July 21, 2004

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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
   99.1            Press release of the Company dated July 21, 2004
                   regarding offering.

   99.2 Press release of the Company dated July 21, 2004 regarding second quarter 2004.